Exhibit 99.1

Entercom Communications Corp.

Reports Third Quarter Results

(Bala Cynwyd, Pa. November 1, 2011) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended September 30, 2011.

Third Quarter Highlights

•                  Net revenues for the quarter decreased 2% to $100.4 million

•                  Station expenses increased 3% to $69.5 million

•                  Station operating income decreased 13% to $30.9 million

•                  Adjusted EBITDA decreased 14% to $26.7 million

•                  Net income per share was $0.22

•                  Adjusted net income per share decreased 3% to $0.29

•                  Free cash flow decreased 12% to $20.6 million

David J. Field, President and Chief Executive Officer stated: “Business conditions remained sluggish yet stable during the third quarter as Entercom revenues declined 2%, essentially flat ex-political. Entercom gained revenue share in a significant majority of its markets. We remain highly focused on making strategic investments in content, distribution and digital capabilities to enhance our competitive position and accelerate our future performance. During the third quarter, we launched our full-time programming lineup on The Game, our new San Francisco FM sports station, and added FM distribution to WEEI, our Boston sports property.  Over the course of the year, we have established FM distribution for a number of our core AM news, talk and sports stations.  While these moves have diluted 2011 performance by eliminating a handful of our music stations, they are driving audience growth, protecting the long-term health of key franchises, and enhancing our revenue growth opportunities going forward.    Looking ahead to 2012, we are highly encouraged by brightening industry prospects due to accelerating industry innovation and outstanding audience usage trends.”

Additional Information

During the quarter, the Company reduced its outstanding net senior debt by $22.4 million. As of September 30, 2011, the Company had $4.9 million in cash and $605.6 million of senior debt. Since 2007, the Company has reduced its outstanding net senior and senior subordinated debt by more than $360 million.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on November 1, 2011 at 10:00 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the third quarter earnings release by emailing their inquiries to questions@Entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom).  A replay of the conference call will be available and can be accessed either by dialing 866-360-3307 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints, Oakland A’s, San Jose Sharks and Buffalo Sabres.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets.  Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship.  Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting.

For more information, please visit www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss), adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs; and (ii) less net interest expense (excluding amortization of deferred financing costs), taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs; and (vii) gain/loss on early extinguishment of debt.  For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 42% without discrete items of tax.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense).

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations.  Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results.  Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles.  These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies.  The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

Third Quarter 2011

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
STATEMENTS OF OPERATIONS

Net Revenues	$100,429	$102,737	$287,593	$289,359

Station Expenses	69,548	67,329	202,389	194,638
Station Expense - Non-Cash Compensation	223	397	550	965
Corporate Expenses	4,214	4,375	14,962	12,943
Corporate Expenses - Non-Cash Compensation	1,337	815	5,676	3,349
Depreciation And Amortization	2,771	3,089	8,535	9,736
Merger And Acquisition Costs	—	—	1,542	—
Net Time Brokerage Agreement Fees	—	—	244	—
Net Loss On Sale Or Disposition of Assets	73	185	142	176
Total Operating Expenses	78,166	76,190	234,040	221,807
Operating Income	22,263	26,547	53,553	67,552

Other Expense (Income) Items:
Interest Expense	5,271	8,645	16,504	22,795
Net Loss On Early Extinguishment Of Debt	—	—	—	62
Interest And Dividend Income	(20)	(4)	(27)	(15)
Other Income	(11)	(16)	(16)	(38)
Total Other Expense	5,240	8,625	16,461	22,804

Income Before Income Taxes (Benefit)	17,023	17,922	37,092	44,748
Income Taxes (Benefit))	8,792	7,233	(20,894)	15,597
Net Income	$8,231	$10,689	$57,986	$29,151

Net Income Per Share - Basic	$0.23	$0.30	$1.59	$0.82
Net Income Per Share - Diluted	$0.22	$0.29	$1.53	$0.78

Weighted Common Shares Outstanding - Basic	36,367	35,723	36,355	35,700
Weighted Common Shares Outstanding - Diluted	37,463	37,310	37,825	37,591

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$1,767	$461	$4,040	$1,935
Income Taxes Paid	$—	$1	$82	$83
Cash Interest	$4,238	$7,126	$13,685	$20,009

	September 30,
	2011	2010
SELECTED BALANCE SHEET DATA

Cash And Cash Equivalents	$4,869	$3,447
Total Assets	908,953	906,867
Current Debt	605,527	131,026
Senior Debt (including Current Debt)	605,628	676,155
Total Shareholders’ Equity	241,101	149,159

OTHER FINANCIAL DATA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$69,771	$67,726	$202,939	$195,603
Station Expenses - Non-Cash Compensation	(223)	(397)	(550)	(965)
Station Expenses	$69,548	$67,329	$202,389	$194,638

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$5,551	$5,190	$20,638	$16,292
Corporate Expenses - Non-Cash Compensation	(1,337)	(815)	(5,676)	(3,349)
Corporate Expenses	$4,214	$4,375	$14,962	$12,943

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$22,263	$26,547	$53,553	$67,552
Corporate Expenses	4,214	4,375	14,962	12,943
Corporate Expenses - Non-Cash Compensation	1,337	815	5,676	3,349
Station Expenses - Non-Cash Compensation	223	397	550	965
Depreciation And Amortization	2,771	3,089	8,535	9,736
Merger And Acquisition Costs	—	—	1,542	—
Net Time Brokerage Agreement Fees	—	—	244	—
Net Loss On Sale Or Disposition of Assets	73	185	142	176
Station Operating Income	$30,881	$35,408	$85,204	$94,721

Reconciliation Of GAAP Net Income To Adjusted EBITDA
Net Income	$8,231	$10,689	$57,986	$29,151
Income Taxes (Benefit)	8,792	7,233	(20,894)	15,597
Total Other Expense	5,240	8,625	16,461	22,804
Corporate Expenses - Non-Cash Compensation	1,337	815	5,676	3,349
Station Expenses - Non-Cash Compensation	223	397	550	965
Depreciation And Amortization	2,771	3,089	8,535	9,736
Merger And Acquisition Costs	—	—	1,542	—
Net Time Brokerage Agreement Fees	—	—	244	—
Net Loss On Sale Or Disposition of Assets	73	185	142	176
Adjusted EBITDA	$26,667	$31,033	$70,242	$81,778

Reconciliation Of GAAP Net Income To Free Cash Flow
Net Income	$8,231	$10,689	$57,986	$29,151
Depreciation And Amortization	2,771	3,089	8,535	9,736
Deferred Financing Costs Included In Interest Expense	941	1,440	2,825	2,930
Non-Cash Compensation Expense	1,560	1,212	6,226	4,314
Net Loss On Sale Or Disposition of Assets	73	185	142	176
Net Loss On Early Extinguishment Of Debt	—	—	—	62
Merger And Acquisition Costs	—	—	1,542	—
Other Income	(11)	(16)	(16)	(38)
Income Taxes (Benefit)	8,792	7,233	(20,894)	15,597
Capital Expenditures	(1,767)	(461)	(4,040)	(1,935)
Income Taxes Paid	—	(1)	(82)	(83)
Free Cash Flow	$20,590	$23,370	$52,224	$59,910

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$22,263	$26,547	$53,553	$67,552
Depreciation and Amortization	2,771	3,089	8,535	9,736
Non-Cash Compensation Expense	1,560	1,212	6,226	4,314
Merger And Acquisition Costs	—	—	1,542	—
Interest Expense, Net of Interest And Dividend Income And Deferred Financing Costs	(4,310)	(7,201)	(13,652)	(19,850)
Capital Expenditures	(1,767)	(461)	(4,040)	(1,935)
Net Loss On Sale Or Disposition of Assets	73	185	142	176
Income Taxes Paid	—	(1)	(82)	(83)
Free Cash Flow	$20,590	$23,370	$52,224	$59,910

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$8,231	$10,689	$57,986	$29,151
Income Taxes (Benefit)	8,792	7,233	(20,894)	15,597
Net Loss On Sale Or Disposition of Assets	73	185	142	176
Net Loss On Extinguishment Of Debt	—	—	—	62
Merger And Acquisition Costs	—	—	1,542	—
Other Income	(11)	(16)	(16)	(38)
Non-Cash Compensation Expense	1,560	1,212	6,226	4,314
Adjusted Income Before Income Taxes	18,645	19,303	44,986	49,262
Income Taxes	7,831	8,107	18,894	20,690
Adjusted Net Income	$10,814	$11,196	$26,092	$28,572

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding - Diluted	37,463	37,310	37,825	37,591

Adjusted Net Income Per Share - Diluted	$0.29	$0.30	$0.69	$0.76